UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 33325

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


[X]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Materials Pursuant to ss.240.14a-12

                              E COM VENTURES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration No.:
      (3)   Filing Party:
      (4)   Date Filed:

                              E COM VENTURES, INC.


                251 INTERNATIONAL PARKWAY, SUNRISE, FLORIDA 33325


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2004




TO OUR SHAREHOLDERS:

      A Special Meeting of Shareholders of E Com Ventures, Inc. will be held at 11:00 a.m. on Thursday, April 29, 2004, at the E Com Ventures, Inc. corporate office, 251 International Parkway, Sunrise, Florida 33325, for the purpose of considering and acting upon the following:

      1. To approve an amendment to our 2000 Stock Option Plan (the "Employee Plan"), to increase the aggregate number of shares of Common Stock that may be issued under the Employee Plan by an aggregate 204,252 shares from 661,946 shares to 866,198 shares:

      2. To approve an amendment to the Employee Plan to increase the aggregate number of options that may be issued to any one person under the Employee Plan from 125,000 to 500,000; and

      3.    Any other matters that properly come before the Special Meeting.

      The Board of Directors is not aware of any other business scheduled for the Special Meeting. Any action may be taken on the foregoing proposals at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned or postponed.

      Shareholders of record at the close of business on April 13, 2004, are entitled to notice of, and to vote at, the Special Meeting or at any postponements or adjournments of the Special Meeting.

                                            By Order of the Board of Directors,

                                            /s/ A. Mark Young
                                            ------------------------------------
                                            A. Mark Young,
                                            Chief Financial Officer

Sunrise, Florida
April 16, 2004

                                TABLE OF CONTENTS


ABOUT THE SPECIAL MEETING..........................................................................1

PROPOSALS 1 AND 2 - APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 2000 STOCK OPTION PLAN.............4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................14

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS..................................................18

PROPOSALS BY SECURITY HOLDERS.....................................................................22

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS......................................22


APPENDIX  A- E COM VENTURES, INC. AMENDMENTS TO 2000 STOCK OPTION PLAN

APPENDIX  B- E COM VENTURES, INC. 2000 STOCK OPTION PLAN (AS ORIGINALLY ADOPTED)

                              E COM VENTURES, INC.
                251 INTERNATIONAL PARKWAY, SUNRISE, FLORIDA 33325


                                 PROXY STATEMENT


      This Proxy Statement contains information related to a Special Meeting of Shareholders to be held on Thursday, April 29, 2004, beginning at 11:00 a.m., at the E Com Ventures, Inc. corporate office, 251 International Parkway, Sunrise, Florida 33325, and at any adjournments or postponements thereof. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting and the enclosed Form of Proxy are first being sent to shareholders is April 16, 2004.

                            ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

      At the Special Meeting, shareholders will vote on the approval of amendments (the "Plan Amendments"), to the Company's 2000 Stock Option Plan (the "Employee Plan"), the form of which Plan Amendments are attached hereto as Appendix A.

Who is entitled to vote at the Annual Meeting?

      Only shareholders of record at the close of business on the record date, April 13, 2004, are entitled to receive notice of the Special Meeting and to vote shares of our Common Stock that they held on the record date, or any adjournments or postponements of the Special Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the Special Meeting?

      All shareholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage statement, and valid picture identification.

What constitutes a quorum?

      The presence at the Special Meeting, in person or by proxy, of the holders of a majority of all of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the Special Meeting to conduct its business. As of the record date, 2,708,759 shares of our Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Special Meeting for purposes of a quorum, and will not be counted as votes cast "for" or "against" any given matter, but will have the same effect as negative votes.

      If less than a majority of outstanding shares entitled to vote are represented at the Special Meeting, a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Special Meeting before an adjournment is taken.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the Special Meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the Special Meeting will need to obtain a proxy from the institution that holds their shares.

Can I vote by telephone or electronically?

      If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. You may also change your vote by attending the Special Meeting in person and voting. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and vote, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF BOTH OF THE AMENDMENTS TO THE EMPLOYEE PLAN.

      The Board of Directors does not know of any other matters that may be brought before the Special Meeting. In the event that any other matter should properly come before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each proposal?

      For each proposal, the affirmative vote of a majority of the total votes cast on the proposal (either in person or by proxy) will be required for approval. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters, and thus have the same effect as negative votes. A properly marked "ABSTAIN" with respect to any proposal will not be voted for such proposal, although it will be counted for purposes of determining whether there is a quorum.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such "broker" non-votes" will, however, be counted in determining whether there is a quorum.

      Stephen Nussdorf, the Chairman of the Board of Directors of the Company, Glenn Nussdorf (Stephen Nussdorf's brother) and Ilia Lekach have all indicated that they intend to vote shares of the Company's Common stock owned by them in favor of both proposals with respect to the Plan Amendments. Stephen Nussdorf, Glenn Nussdorf and Ilia Lekach own in the aggregate 1,153,144 shares of the Company's Common Stock (or approximately 42% of the total number of shares of the Company's Common Stock outstanding). Accordingly, approval of Proposals 1 and 2 is virtually assured.

Who pays for the preparation of the proxy?

      We will pay the cost of preparing, assembling and mailing the Proxy Statement, Notice of Annual Meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our Common Stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

      Our principal executive offices are located at 251 International Parkway, Sunrise, Florida 33325, and our telephone number is (954) 335-9100. A list of shareholders entitled to vote at the Special Meeting will be available at our offices for a period of ten days prior to the Special Meeting and at the Special Meeting itself for examination by any shareholder.

         PROPOSALS 1 AND 2 - APPROVAL OF THE AMENDMENTS TO THE COMPANY'S
                             2000 STOCK OPTION PLAN
INTRODUCTION

      On February 3, 2004, our Board of Directors approved, subject to shareholder approval, an amendment to the Employee Plan to increase the aggregate number of options that may be issued to any one person under the Employee Plan from 125,000 to 500,000. In addition, on February 10, 2004, our Board of Directors approved, subject to shareholder approval, an amendment to the Employee Plan to increase the aggregate number of shares of Common Stock that may be issued under the Employee Plan by an aggregate of 204,252 shares, from 661,946 shares to 866,198 shares.

      The Employee Plan was adopted in August 2000 as the E Com Ventures, Inc. 2000 Stock Option Plan, which is being referred to in this Proxy Statement as the "Employee Plan". The Employee Plan was previously approved by the Company's shareholders. As a result of the Company's reverse stock split of its Common Stock on a 1 share for 4 shares basis in March 2002 (i) the aggregate number of shares of Common Stock that may be issued under the Employee Plan was automatically reduced from 1,500,000 shares to 375,000 shares, and (ii) the aggregate number of options that may be issued to any one person under the Employee Plan was automatically reduced from 500,000 to 125,000.

      The purpose of the Employee Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of ownership of our Common Stock by such persons. In furtherance of this purpose, the Employee Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase our Common Stock to persons selected by the administrators of the Employee Plan from the class of all of our regular employees, including officers who are regular employees, and directors, (b) the provision of loans for the purposes of financing the exercise of options and the amount of taxes payable in connection therewith, and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the Employee Plan. Under the terms of the Employee Plan, shares of the Company's Common Stock are issuable upon exercise of options which may be granted in accordance with the provisions of the Employee Plan.

      The effective date of the Employee Plan was October 31, 2000. A total of 156,368 options to acquire a like number of shares of our Common Stock are currently available for grant under the Employee Plan. The Employee Plan provides that the number of shares automatically increases on the first trading day of each fiscal year, beginning with the fiscal year ended February 3, 2001, by 3% of the shares of Common Stock outstanding as of the last trading day of the immediately preceding fiscal year.

PURPOSE OF PLAN AMENDMENTS

      Effective as of January 30, 2004, Ilia Lekach, the Company's former Chairman of the Board and Chief Executive Officer, entered into an option agreement (the "Nussdorf Option Agreement"), with Stephen Nussdorf and Glenn Nussdorf, pursuant to which the Nussdorfs were granted options to acquire up to an aggregate 720,954 shares of the Company's Common Stock beneficially owned by Ilia Lekach in three installments, including up to an aggregate 443,750 shares issuable upon exercise of certain stock options owned of record by Mr. Lekach. Such options include 125,000 options required to be issued to Mr. Lekach pursuant to the terms of his employment agreement as a result of a change of control. With respect to the options owned by Mr. Lekach, an aggregate 155,866 options were exercised by Mr. Lekach in February, 2004, and an aggregate 162,884 options were exercised by Mr. Lekach in March, 2004.

      As a consequence of the Nussdorf Option Agreement, our Board of Directors determined that a change of control occurred under the Company's employment agreement with Mr. Lekach. The terms of the employment agreement required the Company to issue to Mr. Lekach an additional 125,000 options upon a change of control. In order for the Company to comply with its obligation under the employment agreement to issue such 125,000 additional options to Mr. Lekach as a result of such change of control, it was necessary to amend the Employee Plan to increase the aggregate number of options that may be issued to any one person under the Employee Plan from 125,000 to 500,000.

      In addition, our Board of Directors believed that it was in the best interests of the Company to increase the number of shares of Common Stock underlying under the Employee Plan. The increase in the number of shares that may be granted under the Employee Plan will afford the Company the opportunity to grant additional options under the Employee Plan in order to further enhance the ability of the Company to attract and retain qualified employees.

      The Employee Plan is summarized below. This summary is qualified by the terms of the Plan Amendments and the Employee Plan (as originally adopted), copies of which are attached to this Proxy Statement as Appendix A and Appendix B respectively.

SUMMARY OF THE EMPLOYEE PLAN

Administration of the Employee Plan.

      The Employee Plan provides that it shall be administered by our Board of Directors or by a committee appointed by the Board of Directors which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Employee Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to herein as the "tax code") (although Rule 16b-3 also may be complied with if the option grants are approved by the Board of Directors).

      The committee or the Board of Directors, in its sole discretion, determines the persons to be awarded the options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the committee or the Board of Directors has full power and authority to construe and interpret the Employee Plan, and the acts of the committee or the Board of Directors are final, conclusive and binding on all interested parties, including the Company, and our shareholders, officers and employees, recipients of grants under the Employee Plan, and all persons or entities claiming by or through such persons.

      After giving effect to the Plan Amendments and the reverse stock split, described below, an aggregate 360,620 shares of Common Stock will be reserved for issuance upon the exercise of options granted and to be granted under the Employee Plan. As initially adopted, the Employee Plan provided for the issuance of up to 1,500,000 shares (or 375,000 shares after giving effect to the reverse stock split, described herein). The number of shares underlying the Employee Plan automatically increases on the first trading day of each fiscal year, beginning with the fiscal year ended February 2, 2002, by 3% of the shares of Common Stock outstanding as of the last trading day of the immediately preceding fiscal year. In addition, due to the Company's reverse stock split of its Common Stock on a 1 share for 4 shares basis in March 2002, the maximum number of shares of Common Stock to which options may be granted to any one individual under the Employee Plan is 125,000. After giving effect to the Plan Amendments, the maximum number of shares of Common Stock for which options may be granted to any one individual under the Employee Plan will be 500,000. Our shareholders will not have any preemptive rights to purchase or subscribe for any Common Stock by reason of the reservation and issuance of Common Stock under the Employee Plan. If any option granted under the Employee Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Employee Plan.

         Certain Terms and Conditions.

      All options granted under the Employee Plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the committee or the Board of Directors shall prescribe, consistent with the Employee Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the options granted.

      For any option granted under the Employee Plan, the exercise price per share of Common Stock may be any price determined by the committee or our Board of Directors; however, the exercise price per share of any incentive stock option may not be less than the Fair Market Value of the Common Stock on the date such incentive stock option is granted. For purposes of the Employee Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of Common Stock on the business day immediately preceding such date, unless the committee or the Board of Directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of Common Stock on any business day is (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for Common Stock, as reported by the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding days.

      The committee or the Board of Directors may permit the exercise price of an option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of Common Stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of Common Stock issuable upon exercise of the option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the committee or the Board of Directors (or, if applicable, a broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned Common Stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the option is exercised. The Employee Plan also authorizes us in accordance with applicable law to lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of the options granted thereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or part with the optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the shares that the optionee purchases upon exercise of such options, (iii) bear interest at the prime rate of our principal lender or such other rate as the committee or the Board of Directors, as the case may be, shall determine, and (iv) contain such other terms as the committee or the Board of Directors in its sole discretion shall reasonably require.

      No incentive stock option, and unless the prior written consent of the committee or the Board of Directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Employee Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an option under the Employee Plan will be determined by the committee or the Board of Directors at the time of grant, but in no event may such an option be exercisable after 10 years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the Board of Directors determines. The committee or the Board of Directors may, in its sole discretion, accelerate the date on which any option may be exercised. Each outstanding option granted under the Employee Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets.

      Unless otherwise provided in the option agreement, the unexercised portion of any option granted under the Employee Plan shall automatically be terminated
(a) three months after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the Employee Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee's employment is terminated by reason of optionee's death, or if later, three months after the date of optionee's death if death occurs during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

      To prevent dilution of the rights of a holder of an option, the Employee Plan provides for appropriate adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The committee or the Board of Directors has discretion to make appropriate antidilution adjustments to outstanding options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of our assets.

       The Employee Plan will expire on October 31, 2010, and any option outstanding on such date will remain outstanding until it expires or is exercised. The committee or the Board of Directors may amend, suspend or terminate the Employee Plan or any option at any time, provided that such amendment shall be subject to the approval of our shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any optionee, pursuant to any option previously granted, without the consent of the optionee.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The Employee Plan is not qualified under the provisions of Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

      Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Employee Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the option over the exercise price. If the optionee is one of our employees, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

      We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

      Incentive Stock Options. The Employee Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in Section 422 of the tax code. Under the tax code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

      If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

      An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares.

      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

      We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income included in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

      Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Although no assurance can be given, the Company believes that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance-based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the employee plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m).

      Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

GRANTS UNDER THE EMPLOYEE PLAN AND PLAN AMENDMENTS

      The issuance of the 125,000 options to Mr. Lekach pursuant to the change of control provision of his employment agreement is subject to shareholder approval of the amendment to the Employee Plan to increase the number of options that can be granted to an optionee from 125,000 to 500,000. The following table sets forth (i) the number of shares underlying options currently outstanding and received pursuant to the Employee Plan since the inception of the Employee Plan and (ii) the determinable number of shares of Common Stock underlying options to be granted under the Employee Plan if the Plan Amendments are approved by (a) each of the current executive officers; (b) all current executive officers as a group; (c) all current directors who are not executive officers, as a group; and
(d) all employees, including all current officers who are not executive officers, as a group; and the value of these options at March 1, 2004, based on the difference between the closing price per share of the Company's Common Stock at that date ($11.15) and the exercise price of the corresponding options.

                                                                    DETERMINABLE NUMBER OF
                                               NUMBER OF SHARES        SHARES UNDERLYING
                                                  UNDERLYING         OPTIONS TO BE GRANTED
                                             OUTSTANDING OPTIONS     UNDER EMPLOYEE PLAN,
                                              GRANTED UNDER THE     IF PLAN AMENDMENTS ARE            VALUE OF
                                                EMPLOYEE PLAN              APPROVED                    OPTIONS
NAME AND POSITION                                  (#) (3)                    (#)                       ($)
-----------------                            ------------------      ------------------          ------------------
Ilia Lekach                                      125,000(1)              125,000(1)                $1,787,500(1)
formerly Chairman of the Board and Chief
Executive Officer (1)

Michael W. Katz                                   -0-                     -0-                         -0-
Chief Executive Officer (2)

A. Mark Young                                     50,000                  -0-                      $  $275,500
Chief Financial Officer

Jeffrey Geller                                    50,000                  -0-                      $  152,600
President and Chief Operating Officer of
the Retail Division of Perfumania, Inc.

Donovan Chin                                      -0-                     -0-                         -0-
Chief Financial Officer of Perfumania,
Inc. and Secretary

Leon Geller                                       25,000                  -0-                      $  190,750
Vice President of Purchasing,
Perfumania, Inc.

Joel Lancaster                                    20,004                  -0-                      $   79,081
Vice President of Stores
Perfumania, Inc.

Alan Grobman                                      21,000                  -0-                      $  160,230
Vice President of Logistics
And Distribution
Perfumania, Inc.

All current executive officers as a             166,004                   -0-                      $  858,161
group (7 persons)



                                       11

All current directors who are not                -0-                      -0-                         -0-
executive officers as a group (3 persons)

All employees who are not executive              24,581                   -0-                      $  125,279
officers as a group (30 persons)

--------------------

(1) On February 10, 2004 the Company terminated Mr. Lekach's employment with the Company. The number of shares underlying options granted under the Employee Plan includes 125,000 shares issuable upon exercise of a like number of options required to be issued to Mr. Lekach as a consequence of the change of control provisions set forth in his employment agreement. The Plan Amendments will only affect such 125,000 options required to be issued to Mr. Lekach. Mr. Lekach has issued an option pursuant to the terms of the Nussdorf Option Agreement, described above, to Stephen Nussdorf and Glenn Nussdorf to acquire any such shares of Common Stock issued upon exercise of such 125,000 options by Mr. Lekach. The value of the options in the table reflects the value of the 125,000 options to be issued to Mr. Lekach, as described above, as if such options were outstanding as of March 1, 2004, and also includes the 125,000 outstanding options owned of record by Mr. Lekach as of March 1, 2004. As described herein, Mr. Lekach exercised such outstanding 125,000 options (at an exercise price of $4.00 per share) subsequent to March 1, 2004.

(2) On February 10, 2004 the Company's Board of Directors appointed Mr. Katz as the Company's Chief Executive Officer.

(3) Does not include any outstanding options other than those granted under the Employee Plan.

      Awards to the Company's executive officers and directors under the Employee Plan will be determined by the Company's Compensation Committee on a discretionary basis. Apart from the issuance of an additional 125,000 options to Mr. Lekach, as a consequence of the change of control provisions set forth in his employment agreement; and apart from the issuance of an aggregate 119,252 options to the following persons and in the amounts so specified: A. Mark Young (25,000 options), Jeffrey Geller (25,000 options), Leon Geller (12,500 options), Joel Lancaster (16,252 options) and Alan Grobman (10,500 options), and Cambridge Development (30,000 options), as a consequence of the change of control provisions set forth in their respective employment/consulting agreement with the Company, we cannot determine the number or type of awards that will be granted under the Employee Plan in the future.

      As a consequence of the change of control and the required issuance of the 125,000 options to Mr. Lekach upon the approval of the amendment to the Plan increasing the number of options that an individual can acquire under the Employee Plan, as described above, the Company will incur a charge against its earnings for its fiscal year ended January 31, 2004 (the "2003 Fiscal Year") in an amount equal to $1,250,000, which is the product of the number of options required to be granted (125,000) and the spread between the market price of the

Company's Common Stock as of January 30, 2004 ($14.00 per share) and the exercise price of the options ($4.00 per share). The Company has also incurred a charge against its earnings in Fiscal 2003 in the approximate amount of $1,036,000, resulting from the issuance of an aggregate 119,252 options to certain persons as a result of the change of control, as described above. These two charges relating to stock options aggregate approximately $2,286,000. In addition, the Company accrued approximately $2,645,000 in Fiscal 2003 representing amounts it paid to various persons pursuant to contractual obligations under outstanding employment and/or consulting agreements as a result of the change of control, as further described herein (see "Compensation of Executive Officers and Directors").

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      Ilia Lekach, the Company's former Chairman of the Board and Chief Executive Officer, has an interest in the Plan Amendments. Pursuant to the Nussdorf Option Agreement, the Nussdorfs were granted options to acquire up to an aggregate 720,954 shares of Company Common Stock beneficially owned by Mr. Lekach, for a purchase price of $12.70 per share, in three installments. Of the 720,954 shares subject to the Nussdorf Option Agreement, up to an aggregate 443,750 shares are issuable upon exercise of certain stock options owned of record by Mr. Lekach, including 125,000 options required to be issued to Mr. Lekach pursuant to the terms of his employment agreement as a result of a change of control. Such shares include an aggregate 155,866 shares which were issued by the Company upon exercise of outstanding stock options in February, 2004 by Mr. Lekach and an aggregate 162,884 shares which were issued in March, 2004, upon the exercise of a like number of options by Mr. Lekach. The 125,000 options may only be issued to Mr. Lekach upon approval of the amendment to the Employee Plan increasing the maximum number of shares of Common Stock for which options may be granted to any one individual under the Employee Plan to 500,000. Except for Mr. Lekach and Stephen Nussdorf (as a consequence of the Nussdorf Option Agreement described herein), no officer or director of the Company has any substantial interest in the Plan Amendments to be acted upon, other than his role as an officer or director of the Company. The issuance of options to any person (other than Mr. Lekach) as a result of the change of control described above, was not dependent on the effectuation of any of the Plan Amendments.

      No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this information statement.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 1, TO APPROVE AN AMENDMENT TO THE EMPLOYEE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE EMPLOYEE PLAN BY AN AGGREGATE 204,252 SHARES FROM 661,946 SHARES TO 866,198 SHARES.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 2, TO APPROVE AN AMENDMENT TO THE EMPLOYEE PLAN TO INCREASE THE AGGREGATE NUMBER OF OPTIONS THAT MAY BE ISSUED TO ANY ONE PERSON UNDER THE EMPLOYEE PLAN FROM 125,000 TO 500,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows the amount of Common Stock beneficially owned as of March 1, 2004 by: (a) each of our directors, (b) each of our executive officers named in the Executive Compensation Table (set forth below), (c) all of our directors and executive officers as a group and (d) each person known by us to beneficially own more than 5% of our outstanding Common Stock. Unless otherwise provided, the address of each holder is c/o E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida, 33325.


                                        Common Stock Beneficially Owned
---------------------------------------------------------------------------------------------------------------
         Name and Address                            Total Number of Shares             Percent of Shares
         of Beneficial Owner                         Beneficially Owned                     Outstanding
---------------------------------------------------------------------------------------------------------------
          Ilia Lekach                                    150,000 (1)(2)(3)                     5.8%
          Rachmil Lekach                                 224,776 (1)(2)(4)                     8.5%
          Glenn and Stephen Nussdorf                   1,128,144 (7)(8)(10)                    39.8%
          A. Mark Young                                   51,925 (1)(4)                        2.0%
          Jeffrey Geller                                  53,555 (1)(4)                        2.1%
          Donovan Chin                                    27,250 (1)(4)                        1.1%
          Leon Geller                                     25,000 (1)(4)                        *
          Alan Grobman                                    21,000 (1)(4)                        *
          Joel Lancaster                                  32,504 (1)(4)                        1.3%
          Carole A. Taylor                                 6,000 (1)(4)                        *
          Paul Garfinkle                                       0 (1)(10)                       *
          Michael Katz                                         0 (1)(10)                       *
          Joseph Bouhadana                                 1,500 (1)(4)                        *
          Parlux Fragrances, Inc                         378,102 (5)                           14.9%
          Anthony Silverman                              109,204 (6)                           4.3%
          All directors and executive
            officers as a group
            (11 persons)                               1,346,878 (9)                           44.2%

------------------
*Less than 1%.

(1) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Exchange Act; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security he or she has or shares the power to vote or direct the voting of such security or the power to dispose of or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(2) Ilia Lekach and Rachmil Lekach jointly own with their spouses the shares set forth opposite their respective names.

(3) Does not include shares subject to the Nussdorf Option Agreement, including the 125,000 shares issuable upon a like number of options required to be granted to Mr. Lekach as a consequence of the change of control. The 150,000 shares included in the table are not subject to the Nussdorf Option Agreement. Mr. Lekach has sole dispositive and voting power over such 150,000 shares.

(4) With respect to the specified beneficial owner, includes shares of Common Stock issuable upon the exercise of stock options currently exercisable or exercisable within 60 days of March 1, 2004 in the following amounts:
      Rachmil Lekach (25,000); Jeffrey Geller (50,000); A. Mark Young (50,000); Donovan Chin (27,250); Leon Geller (25,000); Alan Grobman (21,000); Joel Lancaster (32,504); Carole A. Taylor (6,000); and Joseph Bouhadana (1,500).

(5) The address of Parlux Fragrances, Inc. is 3725 S.W. 30th Avenue, Ft. Lauderdale, Florida 33154. Ilia Lekach, our former Chairman and Chief Executive Officer, is the Chairman of the Board of Parlux Fragrances, Inc.

(6) Based on the Schedule 13D dated December 12, 2003, filed with the SEC by Anthony Silverman. The principal business address of Mr. Silverman is 7305
      E. Del Acero Drive, Scottsdale, AZ 85258.

(7) The principal business address of Messrs. Glenn and Stephen Nussdorf is 2060 Ninth Avenue, Ronkonkoma, New York 11779.

(8) Includes 720,954 shares of the Company's Common Stock subject to the Nussdorf Option Agreement, including the 125,000 shares issuable upon a like number of options required to be granted to Mr. Lekach as a consequence of the change of control. Pursuant to the Nussdorf Option Agreement, on March 10, 2004, the Nussdorfs acquired 433,070 shares, and on March 19, 2004, the Nussdorfs acquired an additional 162,884 shares. In addition, in accordance with the Nussdorf Option Agreement, Stephen
      Nussdorf and Glenn Nussdorf were granted a proxy to vote the shares beneficially owned by Mr. Lekach which were subject to the Nussdorf Option Agreement. The total number of shares outstanding as of March 1, 2004 for determining the percentage of shares outstanding are deemed to include an aggregate 287,884 shares issuable to Mr. Lekach upon exercise of options granted to him by the Company, of which 162,884 were issued and acquired by the Nussdorfs on March 19, 2004.

(9) Includes shares of Common Stock issuable upon the exercise of stock options currently exercisable or exercisable within 60 days of March 1, 2004, as set forth in Note 4 above.

(10) Does not include shares issuable upon the exercise of stock options that are provided for under the Company's 2000 Directors Stock Option Plan as a result of their appointment to the Board but not yet granted to each of Michael Katz, Paul Garfinkle and Stephen Nussdorf. Each of these directors, who are not employees of the Company, may be granted options to acquire 500 shares.

CHANGE OF CONTROL

      Effective as of January 30, 2004, Ilia Lekach, the former Chairman of the Board and Chief Executive Officer of the Company, IZJD Corp. and Pacific Investment Group, Inc., each of which are wholly-owned by Mr. Lekach, and Deborah Lekach, Mr. Lekach's wife (collectively, "Lekach"), entered into the Nussdorf Option Agreement, with Stephen Nussdorf and Glenn Nussdorf (the "Nussdorfs"), pursuant to which the Nussdorfs were granted options to acquire up to an aggregate 720,954 shares of the Company's Common Stock beneficially owned by Lekach, for a purchase price of $12.70 per share in the installments indicated on or after the dates set forth in the table below:



                       Date                       Number of Shares
                       ----------------           ----------------
                       January 30, 2004           433,070
                       March 15, 2004             162,884
                       April 23, 2004             125,000

      The purchase price for the shares to be acquired by the Nussdorfs under the Nussdorf Option Agreement is payable in cash; provided that the Nussdorfs may elect to pay a portion of the purchase price for the shares that are subject to the option installment that first becomes exercisable in April 2004, by offsetting the principal and accrued interest then owed under a $1,000,000 demand note, dated December 8, 2003, made by Mr. Lekach and payable to the order of Stephen Nussdorf.

      On February 2, 2004, the Nussdorfs gave notice of the exercise of the first option installment pursuant to the Nussdorf Option Agreement to acquire 433,070 shares: 298,530 shares by Stephen Nussdorf and 134,540 shares by Glenn Nussdorf (the "Initial Exercise"). The shares included in the Initial Exercise were acquired on March 10, 2004. The aggregate purchase price for the Initial Exercise was paid in cash.

      On March 10, 2004, the Nussdorfs gave notice of the exercise of the second option installment pursuant to the Nussdorf Option Agreement to acquire 162,884 shares: 81,442 shares by each of Stephen Nussdorf and Glenn Nussdorf (the "Second Exercise"). The shares included in the Second Exercise were acquired on March 19, 2004. The aggregate purchase price for the Second Exercise was paid in cash. In connection with the Second Exercise, Mr. Lekach exercised options for 162,884 shares of the Company's Common Stock in March, 2004, 125,000 of which were issued pursuant to options granted Mr. Lekach under the Employee Plan.

      Of the 720,954 shares subject to the Nussdorf Option Agreement, an aggregate 443,750 shares were issuable upon exercise of certain stock options owned of record by Ilia Lekach. To date, Mr. Lekach has exercised options to acquire 318,750 of those shares and the Nussdorfs have acquired 595,954 shares pursuant to the Nussdorf Option Agreement. The remaining 125,000 shares subject to the Nussdorf Option Agreement are those shares issuable upon exercise of the 125,000 options required to be issued to Mr. Lekach pursuant to the terms of his employment agreement as a consequence of the change of control. These 125,000 options may only be issued upon approval of an amendment to the Employee Plan, as described above.

      Assuming the Nussdorfs exercise their option to acquire the remaining 125,000 shares subject to the Nussdorf Option Agreement, the Nussdorfs would own an aggregate 1,128,144 shares of the Company's Common Stock or approximately 39.7% of the total number of shares of the Company Common Stock currently outstanding.

      On March 11, 2004, following the acquisition of the 433,070 shares pursuant to the Initial Exercise, the Nussdorfs made a $5,000,000 secured demand loan to Perfumania. Such loan is evidenced by a subordinated secured demand note of Perfumania. The demand loan is secured by a security interest in Perfumania's assets pursuant to a Security Agreement, by and among Perfumania and the Nussdorfs.

      In addition, pursuant to and in accordance with the terms of the Nussdorf Option Agreement, the Nussdorfs have been granted an irrevocable proxy for the term set forth in the Agreement to vote any shares owned by the Lekach entities that are the subject of the Nussdorf Option Agreement.

      On February 6, 2004, Miles Raper, Donovan Chin and Daniel Bengio resigned as members of the Company's Board of Directors, and Stephen Nussdorf, Paul Garfinkle and Michael W. Katz were elected to the Company's Board of Directors. Effective February 10, 2004, Mr. Lekach's employment with the Company was terminated and Mr. Lekach ceased serving as an employee and officer of the Company. In addition, on February 10, 2004, Stephen L. Nussdorf was appointed the Company's Chairman of the Board and Michael W. Katz was appointed the Company's Chief Executive Officer and President.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

      The following tables set forth certain information concerning compensation for the fiscal years ended February 1, 2004 (Fiscal 2003), February 1, 2003 (Fiscal 2002) and February 2, 2002 (Fiscal 2001) of the Chief Executive Officer and the most four highly compensated executive officers who were serving as executive officers of the Company at the end of the last fiscal year and whose total annual salary and bonus exceeded $100,000 for fiscal 2003 (collectively, the "Named Executive Officers").

                                                                                         SUMMARY COMPENSATION TABLE

                                                             ANNUAL COMPENSATION
                                         ---------------------------------------------------------------

                                         ---------------------------------------------------------------

                                            Fiscal                                  Other Annual
Name and Principal Position                  Year     Salary($)    Bonus($)      Compensation($)(1)
------------------------------------------ -------- ------------- ------------ -------------------------
Ilia Lekach                                  2003      509,101                       1,012,521
   formerly Chairman of the Board            2002      441,000           --                 --
   and Chief Executive Officer               2001      438,577      250,000                 --

A. Mark Young                                2003      217,640                         469,183
   Chief Financial Officer                   2002      196,153           --                 --
                                             2001      166,152           --                 --

Jeffrey Geller                               2003      220,256                         472,072
  President and Chief Operating Officer      2002      192,561           --                 --
   Perfumania, Inc.                          2001      162,197           --                 --

Leon Geller (3)                              2003      181,209                         183,899
   Vice President of Purchasing,             2002      173,166           --                 --
   Perfumania, Inc.                          2001      159,341           --                 --

Joel Lancaster                               2003      149,371           --            145,167
   Vice President of Purchasing,             2002      131,945           --                 --
   Perfumania, Inc.                          2001      123,171           --                 --



                                                           LONG-TERM COMPENSATION
                                         -------------------------------------------------------------
                                                   AWARDS                         PAYOUTS
                                         -------------------------------------------------------------
                                         Restricted
                                           Stock                         LTIP           All Other
Name and Principal Position              Awards($)     Options(#)(2)   Payouts($)    Compensation($)
--------------------------------------- ------------ ---------------- ------------- ------------------
Ilia Lekach                                   --            125,000           --                --
   formerly Chairman of the Board             --                 --           --                --
   and Chief Executive Officer                --            125,000           --                --

A. Mark Young                                 --             25,000           --                --
   Chief Financial Officer                    --                 --           --                --
                                              --             12,500           --                --

Jeffrey Geller                                --             25,000           --                --
  President and Chief Operating Officer       --                 --           --                --
   Perfumania, Inc.                                          10,000

Leon Geller (3)                               --             12,500           --                --
   Vice President of Purchasing,              --                 --           --                --
   Perfumania, Inc.                           --             12,500           --                --

Joel Lancaster                                --             16,252           --                --
   Vice President of Purchasing,              --                 --           --                --
   Perfumania, Inc.                           --              3,752           --                --

      (1) Amounts included represent payments made to the persons indicated pursuant to the terms of their employment agreements as a result of the change of control, described above. These payments were made as a consequence of the determination on February 3, 2004 by the disinterested and independent members of the Board of Directors that a change of control had occurred under the terms of such employment agreements, and the subsequent authorization on such date of such payments by Ilia Lekach, the Company's then Chairman and Chief Executive Officer. The column for "Other Annual Compensation" does not include any amounts for executive perquisites and any other personal benefits, such as the cost of automobiles, life insurance and disability insurance because the aggregate dollar amount per executive does not exceed the lesser of $50,000 or 10% of his annual salary and bonus.

      (2) Our Board of Directors authorized a one-for-four reverse stock-split of our outstanding shares of Common Stock for shareholders of record on March 2, 2002. Accordingly, all share and per share data shown in this information statement have been retroactively adjusted to reflect this reverse stock-split. Options issued in Fiscal 2003 represent those options issued as a consequence of the change of control pursuant to the Company's contractual obligations under existing employment agreements, including the 125,000 options issuable to Mr. Lekach upon approval of the Plan Amendments.

      (3) Leon Geller joined us in October 2000 and was appointed Vice President of Purchasing of Perfumania, Inc. in March 2001.

OPTION GRANTS IN LAST FISCAL YEAR

      Apart from options granted upon a change of control, as described herein, no named executive officer was granted any stock options during Fiscal 2003.

      OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth certain information regarding option exercises by the Named Executive Officers during Fiscal 2003, and options held by such executive officers on January 31, 2004:

                                                                                            Value of Unexercised
                                                                Number of Unexercised       In-The-Money Options at
                                                                   Options at Fiscal           Fiscal Year-End
                           Number of Shares         Value       Year-End (#) Exercisable    ($)(1)(2) Exercisable /
Name                       Acquired on Exercise    Realized        / Unexercisable (1)         Unexercisable
Ilia Lekach                          -                 -                 443,750/0                 $4,861,000/0
A. Mark Young                        -                 -                  50,000/0                 $418,000/0
Jeffrey Geller                       -                 -                  50,000/0                 $292,400/0
Leon Geller                          -                 -                  25,000/0                 $262,000/0
Joel Lancaster                       -                 -                  32,504/0                 $ 175,042/0

(1) Includes options issued to such persons as a result of the change of control. Assumes all outstanding options are currently exercisable based on the change of control.

(2) Based on the spread between the exercise price of the options and the closing price of $14.00 per share on January 30, 2004.

EMPLOYMENT AND SEVERANCE AGREEMENTS

      Effective February 1, 2002, we entered into a 3-year employment agreement with Ilia Lekach. Mr. Lekach's employment agreement was terminated effective as of February 10, 2004. Pursuant to the terms of the employment agreement, Mr. Lekach was to receive an annual salary of $460,000, subject to cost-of-living increases or 5% if higher. The employment agreement provided that Mr. Lekach would continue to receive his annual salary until the expiration of the term of the agreement if his employment was terminated by us for any reason other than death, disability or cause (as defined in the employment agreement). The employment agreement contained a performance bonus plan, which provided for additional compensation and grant of stock options, if we met certain specified net income levels. The employment agreement prohibited Mr. Lekach from directly or indirectly competing with us during the term of his employment and for one year after termination of employment except in the case of our termination of employment without cause. Pursuant to the terms of the employment agreement, Mr. Lekach received a signing bonus of $250,000 and was granted 125,000 options to purchase our Common Stock at an exercise price of $4.00 per share (the closing market price of our Common Stock on January 31, 2002).

      On February 10, 2004, our Board of Directors terminated without cause Ilia Lekach's employment with the Company as Chairman of the Board and Chief Executive Officer. In addition, as a consequence of the Nussdorf Option Agreement described herein, the Board of Directors determined that a change of control occurred under the Company's employment agreement with Mr. Lekach, and that the terms of the employment agreement required the Company to issue Mr. Lekach 125,000 options. Upon termination of the employment agreement, and as a consequence of the change of control, Mr. Lekach was paid approximately $1,012,000 (two times the remaining compensation under the Agreement).

      Effective January 31, 2003, we entered into 3-year employment agreements with A. Mark Young and Jeffrey Geller providing for annual salaries of $210,000, subject to specified increases. In addition, effective May 16, 2002, we entered into 2-year employment agreements with Leon Geller and Joel Lancaster, providing for annual salaries of $175,142 and $138,225, respectively, subject to specified increases. Such employment agreements provided that such employees would continue to receive their salary until the expiration of the term of the employment agreements if their employment is terminated by us for any reason other than death, disability or cause (as defined in the employment agreements), as well as provisions for change in control. As a consequence of the change of control, Mr. Young, Mr. Jeffrey Geller, Mr. Leon Geller, Mr. Joel Lancaster and Mr. Alan Grobman received approximately respectively $469,000, $472,000, $184,000, $125,000 and $145,000 under the terms of their respective employment agreements with the Company. These payments were made as a consequence of the determination on February 3, 2004 by the disinterested and independent members of the Board of Directors that a change of control had occurred under the terms of such employment agreements, and the subsequent authorization on such date of such payments by Ilia Lekach, the Company's then Chairman and Chief Executive Officer.

DIRECTOR COMPENSATION

      We pay each non-employee director a $10,000 annual retainer, and reimburse their expenses in connection with their activities as directors. In addition, non-employee directors are eligible to receive stock options under the Company's 2000 Directors Stock Option Plan.

      Our 2000 Directors Stock Option Plan currently provides for an automatic grant of an option to purchase 500 shares of our Common Stock upon a person's election as director, and an automatic grant of options to purchase 1,000 shares of our Common Stock upon re-election to the Board, in both instances at an exercise price equal to the fair market value of the Common Stock on the date of the option grant.

                          PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any proposals in this Proxy Statement. We know of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

      Shareholder proposals intended to be presented at our 2004 Annual Meeting of Shareholders pursuant to the provisions of Rules 14a-5 and 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received by our Corporate Secretary at the address below by July 15, 2004 for inclusion in our Proxy Statement and form of proxy relating to such Annual Meeting. Any Shareholder proposal submitted other than for inclusion in our proxy materials for that meeting must be delivered to us no later than September 28, 2004, or such proposal will be considered untimely. If a shareholder proposal is received after September 28, 2004, we may vote in our discretion as to the proposal all of the shares for which we have received proxies for the 2004 Annual Meeting of Shareholders. Send all proposals or nominations to Donovan Chin, Secretary, E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida 33325.


                            DELIVERY OF DOCUMENTS TO
                       SECURITY HOLDERS SHARING AN ADDRESS

      Only one Proxy Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Proxy Statement by sending a written request to the Company at 251 International Parkway, Sunrise, Florida 33325 or by calling the Company at (954) 335-9100 and requesting a copy of the Proxy Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS


A. Mark Young,
Chief Financial Officer

Sunrise, Florida
April 16, 2004

                                   APPENDIX A

                                    AMENDMENT
                                     TO THE
                              E COM VENTURES, INC.
                             2000 STOCK OPTION PLAN

      WHEREAS, E Com Ventures, Inc. (the "Company") maintains the E Com Ventures, Inc. 2000 Stock Option Plan (the "Plan");

      WHEREAS, following the effective date of the Plan the Company implemented a reverse stock split of its Common Stock on a 1 share for 4 shares basis ( the "Reverse Split");

      WHEREAS, due to the Reverse Split, the Board reduced (i) the aggregate number of shares of Common Stock available for option grant under the Plan and
(ii) the aggregate number of options that could be granted to an optionee under the Plan;

      WHEREAS, pursuant to Section 10 of the Plan, the Board of Directors of the Company (the "Board") reserved the right to amend the Plan; and

      WHEREAS, the Board considers it to be in the best interest of the Company to amend the Plan to allow the Company greater flexibility under the Plan in order to enhance the ability of the Company to attract and retain highly qualified individuals for positions with the Company;

      NOW, THEREFORE, effective upon shareholder approval, the plan is amended as follows:

      1. The reference to "1,500,000 shares" in the first sentence of Section 3 of the Plan shall be deleted and replaced with "866,198 shares".

      2. Subsection 5(e) of Section 5 of the Plan is hereby deleted in its entirety and replaced with the following text:

         "Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10 hereof."

      IN WITNESS WHEREOF, this Amendment is executed as of the ____ day of __________, 2004.

                                         E COM VENTURES, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________



                                      A-1
{M2082193;3}

                                   APPENDIX B

                              E COM VENTURES, INC.
                             2000 STOCK OPTION PLAN

                             (AS ORIGINALLY ADOPTED)

      1. PURPOSE. The purpose of this Plan is to advance the interests of E COM VENTURES, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. As of the Effective Date of this Plan, no more stock options shall be granted under the 1991 Stock Plan, as amended.

      2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (c)"Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

            (d)"Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

            (e)  "Company"   shall  mean  E  COM   VENTURES,   INC.,  a  Florida
corporation.

            (f) "Director" shall mean a member of the Board.

            (g) "Effective Date" shall mean October 31, 2000.

            (h) "Fair Market Value" of a share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i),
(ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

            (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

            (j) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

            (k) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

            (l) "Option" (when capitalized) shall mean any option granted under this Plan.

            (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

            (n) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (o) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

            (p) "Plan" shall mean this 2000 Stock Option Plan for the Company.

            (q) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (r) "Share" shall mean a share of Common Stock.

            (s) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to 1,500,000 shares from the Company's authorized and unissued Shares. In addition, the number of Shares available for issuance under the Plan shall automatically increase on the first trading day of each fiscal year of the Company during the term of the Plan, beginning with the fiscal year ended February 2, 2002, by an amount equal to three percent (3%) of the shares of Common Stock of the Company outstanding as of the last trading day of the immediately preceding fiscal year. No Incentive Stock Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

      4. INCENTIVE AND NON-QUALIFIED OPTIONS.

            (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

            (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

      5. CONDITIONS FOR GRANT OF OPTIONS.

            (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.

            (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The

Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

            (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

            (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

            (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10 hereof.

      6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

      7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of:
(1) cash, (2)
certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

      8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

            (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

            (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

                  (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                  (ii) Individuals who, as of the date on which the Option is granted, hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                  (iii) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act) of 30% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

            (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

      9. TERMINATION OF OPTION PERIOD.

            (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) three months after the date on which the Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                  (ii) immediately upon the termination of the Optionee's employment for Cause;

                  (iii) twelve months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                  (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of death of the Optionee, or, if later,
      (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

                  (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders; or

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

            (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

      10. ADJUSTMENT OF SHARES.

            (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                  (ii) the Board or the Committee may, in its discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

            (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan.

            (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

            (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

            (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      11. TRANSFERABILITY OF OPTIONS AND SHARES.

            (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Non-Qualified Stock Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

      (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

      12. ISSUANCE OF SHARES.

            (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

            (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.

      13. ADMINISTRATION OF THE PLAN.

            (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

            (b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

            (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and conclusive.

            (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

      14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

      15. INTERPRETATION.

            (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

            (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

            (c) This Plan shall be governed by the laws of the State of Florida.

            (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

      16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

      17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is October 31, 2000 and the Plan shall terminate on the 10th anniversary of the Effective Date.

                              E COM VENTURES, INC.
                            251 International Parkway
                             Sunrise, Florida 33325

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

      The undersigned holder of Common Stock of E Com Ventures, Inc., a Florida corporation (the "Company"), hereby appoints A. Mark Young and Donovan Chin, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of the Company held of record by the undersigned at the close of business on April 13, 2004 at the Company's Special Meeting of Shareholders, to be held on April 29, 2004, at 11:00 a.m. at the E Com Ventures, Inc. corporate office, 251 International Parkway, Sunrise, Florida 33325, and at any adjournments or postponements thereof.

      PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

1. Proposal to approve the amendment to the Company's 2000 Stock Option Plan to increase the number of shares of Common Stock underlying the Employee Plan.

      [ ]     For                  [ ]      Against             [ ]     Abstain

2. Proposal to approve the amendment to the Company's 2000 Stock Option Plan to increase the number of options which any one person may receive under the Employee Plan.

      [ ]     For                   [ ]      Against            [ ]     Abstain

3. In their discretion, upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENTS TO THE COMPANY'S 2000 STOCK OPTION PLAN.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

DATE
     ------------------------------------------------

SIGNATURE
          -------------------------------------------

SIGNATURE (If held jointly)
                            -------------------------------------------

Note: Please sign exactly as your name appears hereon and mail it promptly even through you may plan to attend the Special Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.